                                                                EXECUTION FORM


         EXCHANGE AGREEMENT dated July 22, 1998 among Ligapart AG ("Ligapart"), Metro Holding AG ("Metro") and RSL Communications, Ltd. (the "Company").

         1. Exchange of Shares. Subject to the terms and conditions hereof, at the Closing referred to in Section 2, the Company shall issue 1,607,142 shares (the "Exchange Shares") of the Company's Class A Common Stock, par value $.00457 per share (the "Class A Common Stock"), to Ligapart in exchange for 142,857 shares (the "Surrender Shares") of RSL Europe's shares, par value .01 pounds per share.

         2. Closing. The closing (the "Closing") of the exchange of the Exchange Shares for the Surrender Shares (the "Exchange") shall take place at the offices of the Company, 767 Fifth Avenue, New York, New York 10153, on Tuesday, July 28, 1998, at 10:00 A.M. New York time, or at such other time and place as the Sellers and the Buyer may agree upon in writing. At the Closing:

              (a) Ligapart shall deliver to the Company one or more certificates representing the Surrender Shares duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank and bearing or accompanied by all requisite stock transfer stamps; and

              (b)  the Company shall deliver to Ligapart:

                   (i) one or more share certificates representing the Exchange
              Shares registered in the name of Ligapart and bearing the legends set forth in Clause 10.1 of the Amended and Restated Share Subscription, Share Option and Shareholders Agreement dated June 10, 1998 (the "Amended and Restated Agreement") between RSL COM Europe, Ltd. ("RSL Europe"), the Company and Metro; and

                   (ii) an opinion of counsel to the Company, in form and
              substance reasonably satisfactory to Ligapart, that the Exchange Shares have been duly authorized and, assuming that they have been issued and the Surrender Shares delivered to the Company in accordance with the terms of this Agreement, have been validly issued and are fully paid and nonassessable.

         3.   Representations and Warranties.

         3.1 Representations and Warranties of the Company. The Company represents and warrants to Ligapart and Metro as follows:

              (a) Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda.

              (b) Authorization, etc. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

              (c) Conflicts. The execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of, or default under, any provision of (i) the Company's Organizational Documents, (ii) any Contract to which the Company is a party or by which the Company may be bound, or (iii) any judgment, order, decree, law, statute, rule or regulation applicable to the Company, other than, in the case of clauses (ii) or (iii), any conflicts, violations or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

              (d) Capitalization. As of July 10, 1998, the authorized capital of the Company consisted of 438,000,000 shares of Common Stock, par value $.00457 per share, of which 14,181,171 shares of Class A Common Stock and 28,455,081 shares of Class B Common Stock were issued and outstanding. All of the issued shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Exchange Shares have been duly authorized and, when issued to Ligapart in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

              (e) Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to the Company's knowledge, threatened against the Company and there is no investigation pending or, to the Company's knowledge, threatened against the Company, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

              (f) Brokers and Finders. The Company has not employed any broker, finder or investment banker in connection with the transactions contemplated herein so as to give rise to any claim against Ligapart or Metro for any brokerage, finder's or investment banker's commission, fee or similar compensation.

         3.2 Representation and Warranties of Ligapart and Metro. Ligapart and Metro jointly and severally represent and warrant to the Company as follows:

              (a) Corporate Status. Each of Ligapart and Metro is a corporation duly organized, validly existing and in good standing under the laws of Switzerland.

              (b) Authorization, etc. Each of Ligapart and Metro has full corporate power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Ligapart and Metro. This Agreement has been duly executed and delivered by Ligapart and Metro and constitutes the legal, valid and binding obligations of Ligapart and Metro enforceable against them in accordance with its terms.

              (c) No Conflicts. The execution and delivery by Ligapart and Metro of this Agreement and the consummation by Ligapart and Metro of the transactions contemplated hereby, do not and will not conflict with, or result in any violation of or default under, any provision of (i) their respective Organizational Documents, (ii) any Contract to which either of them is a party or by which either of them may be bound, or (iii) any judgment, order, decree, law, statute, rule or regulation applicable to either of them, other than, in the case of clauses (ii) or (iii), any conflicts, violations or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

              (d) Litigation. There is no action, claim, suit, arbitration or proceeding pending or, to knowledge of Ligapart or Metro, threatened against either of them and there is no investigation pending or, to the knowledge of Ligapart or Metro, threatened against either of them, in each case, before any court or Governmental Entity, that could have a Material Adverse Effect.

              (e) Brokers and Finders. Neither Ligapart nor Metro has employed any broker, finder or investment banker in connection with the transactions contemplated herein so as to give rise to any claim against the Company for any brokerage, finder's or investment banker's commission, fee or similar compensation.

              (f) Title to Surrender Shares. Ligapart owns the Surrender Shares beneficially and of record and free and clear of any Liens.

              (g) Investment Intention. Ligapart is acquiring the Exchange Shares solely for its own account for investment and not with a view to or for sale in connection with any distribution thereof in contravention of the Securities Act of 1933, as amended (the "Securities Act"), or any Applicable Securities Laws. Ligapart agrees that it will not, directly or indirectly, effect a Transfer or offer, or solicit offers, to effect a Transfer of the Exchange Shares, except in compliance with the Secu rities Act and the rules and regulations thereunder, and in compliance with applicable state securities or "blue sky" laws and all other Applicable Securities Laws.

              (h) Ability to Bear Risk. Ligapart's financial situation is such that it can afford to bear the economic risk of holding the Exchange Shares for an indefinite period and Ligapart can afford to suffer the complete loss of its investment in the Exchange Shares.

              (i) Access to Information; No Reliance. Ligapart has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company and RSL Europe concerning the Exchange Shares and the Surrender Shares and Ligapart's knowledge and experience in financial and business matters is such that it is capable of evaluating the risks of its investment in the Exchange Shares. Ligapart has not relied on any representation of the Company or RSL Europe written or oral other than the representations and warranties contained in this Agreement and the Amended and Restated Agreement.

         3.3 Certain Definitions. As used in this Section 3, the following terms have the following meanings:

         Applicable Securities Laws: all laws, rules and regulations of any Governmental Entity of competent jurisdiction applicable to any Transfer of Shares.

         Contract: in the case of the Company, Ligapart or Metro, any mortgage, indenture, loan agreement, note, bond, deed of trust, other agreement, commitment or obligation for the borrowing of money or the obtaining of credit, lease or other agreement, contract, license, franchise permit or instrument to which such person is a party or by which such person may be bound.

         Governmental Entity: any governmental or regulatory authority, agency, court, commission or other entity, domestic or foreign.

         Lien: any mortgage, pledge, hypothecation, security interest, option or other similar encumbrance.

         Material Adverse Effect: with respect to the Company, Ligapart or Metro, a material adverse effect on the ability of such person to consummate the transactions contemplated by this Agreement.

         Organizational Documents: with respect to the Company, Metro or Ligapart, its articles or certificate of incorporation or memorandum and articles of association and by-laws.

         Transfer: any transfer, sale, pledge, hypothecation or other disposition.

         4.   Conditions to Closing.

         4.1 The Company's Conditions. The obligation of the Company to consummate the Exchange is subject to the satisfaction or waiver by the Company of the condition that the representations and warranties of Ligapart and Metro contained in Section 3.2 shall be true and correct in all material respects on the date of the Closing.

         4.2 Ligapart's Conditions. The obligations of Ligapart to consummate the Exchange is subject to the satisfaction or waiver by Ligapart of the condition that the representations and warranties of the Company contained in
Section 3.1 shall be true and correct in all material respects on the date of the Closing.

         5. Limitation on Sale of Shares. Metro and Ligapart shall not, and shall cause their controlled Affiliates (as defined in the Amended and Restated Agreement) not to, sell prior to April 1, 2001 any Exchange Shares, Additional Option Shares or Telegate Exchange Shares. The term "Additional Option Shares" means any shares of Class A Common Stock acquired upon exercise of the Additional Option (as defined in the letter dated July 7, 1998 (the "Option Letter") from the Company to Metro). The term "Telegate Exchange Shares" means any shares of Class A Common Stock issued by the Company to Metro as contemplated by the Option Letter in connection with the acquisition by RSL Europe of the Telegate Shares (as defined in the Amended and Restated Agreement).

         6.   Registration Rights.

         6.1 Demand Registration. (a) At any time after March 31, 2001, Metro may request that the Company effect a registration under the Securities Act of all or part of the Registrable Shares then held by Metro and its Affiliates by delivering to the Company a written notice requesting such registration and specifying the number of Registrable Shares to be included in such registration and the intended method of disposition thereof (a "Demand Notice"). Metro shall be entitled to have one such registration of Registrable Shares effected pursuant to this Section 6 (the "Demand Registration").

         (b) Within 45 days after receipt of a Demand Notice, the Company shall commence in accordance with Section 6.2 the registration of the Registrable Shares specified in such Demand Notice, provided that the Company may delay filing the related Registration Statement for up to 60 days if the Company's Board of Directors determines in good faith that there is a valid purpose for such suspension. Written notice of any such delay shall be given promptly to Metro. Notwithstanding anything to the contrary in this Section 6.1, the Company shall not be required to effect the Demand Registration until a period of 180 days shall have elapsed from the effective date of any registration statement previously filed by the Company or of any registration statement that the Company has been requested prior to, or within 30 days after, receipt of the Demand Notice to prepare and file pursuant to registration rights granted by the Company prior to June 10, 1998 to persons other than Metro and its Affiliates.

         6.2 Registration Procedures. If the Company is required to effect the registration of any Registrable Shares under the Securities Act pursuant to
Section 6.1, the Company will:

         (a) prepare and file with the United States Securities and Exchange Commission (the "Commission") as soon as practicable a Registration Statement with respect to such Registrable Shares and use its best efforts to cause such Registration Statement to become effective;

         (b) until the earlier of (i) such time as all such Registrable Shares have been disposed of by the Selling Holders in accordance with the intended method of disposition set forth in such Registration Statement and (ii) the expiration of 180 days after such Registration Statement becomes effective, prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective and to comply with the Securities Act and the rules and regulations thereunder with respect to the disposition of all Registrable Shares covered by such Registration Statement;

         (c) furnish to each Selling Holder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such Registration Statement or Prospectus, and such other documents, as such Selling Holder may reasonably request;

         (d) furnish to each Selling Holder a signed counterpart, addressed to such Holder, of (i) an opinion of counsel for the Company, dated the effective date of such Registration Statement and (ii) a "comfort" letter, dated the effec tive date of such Registration Statement, signed by the independent public ac countants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in under written offerings of securities;

         (e) promptly notify each Selling Holder (i) when or if the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (iv) of the existence of any fact which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

         (f) if any fact contemplated by subclause (iv) of Section 6.2(e) shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchaser of the Registrable Shares the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (g) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (h) cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or any automated quotation system on which shares of Class A Common Stock are then listed; and

         (i) give each Selling Holder and its underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and, upon reasonable notice and at reasonable times, each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         Metro agrees to furnish and to cause Ligapart to furnish to the Company such information regarding such Selling Holder and the distribution of its Registrable Shares being registered as the Company may from time to time reasonably request in writing, and to notify the Company of any material change therein, and the Company may exclude from registration the Registrable Shares of any Selling Holder that fails to furnish such information within a reasonable time after receiving such request.

         Metro agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in subclause (iii) or (iv) of
Section 6.2(e), Metro will forthwith discontinue, and/or forthwith cause Ligapart to discontinue, disposition of Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until such Selling Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.2(f), or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

         6.3 Expenses. (a) All expenses incident to the Company's performance of or compliance with Section 6 shall be borne by the Company, including, but not limited to, all (i) registration and filing fees, including NASD fees and fees and expenses associated with filings required to be made with any national securities exchange or national computerized market system, (ii) fees and expenses of complying with securities or blue sky laws, including reasonable fees and disbursements of counsel effecting blue sky qualifications, (iii) word processing, duplicating and printing expenses, messenger and delivery expenses, and (iv) fees and disbursements of counsel for the Company, of the Company's independent public accountants (including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance), and of any Person, including special experts, retained by the Company in connection with such performance and compliance.

         (b) Notwithstanding Section 6.3(a), each Selling Holder shall bear the following expenses in connection with any registration of Registrable Shares:
(i) all discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares of such Selling Holder, (ii) all legal and accounting fees and expenses of such Selling Holder and (iii) all taxes of such Selling Holder.

         6.4 Certain Definitions. As used in this Section 6, the following terms have the following meanings:

         Prospectus: the prospectus included in the Registration Statement, including all amendments (including, but not limited to, post-effective amendments) and supplements to such prospectus and all material incorporated by reference in such prospectus.

         Registrable Shares: any Exchange Shares, Additional Option Shares or Telegate Exchange Shares held by Metro and/or Ligapart or a controlled Affiliate of Metro, provided that any particular Registrable Shares shall cease to be Registrable Shares when (a) a Registration Statement with respect to the sale of Registrable Shares shall become effective under the Securities Act on such Registrable Shares that have been disposed of in accordance with such Registration Statement or (b) such Registrable Shares shall have been distributed to the public pursuant to Rule 144 under the Securities Act.

         Registration Statement: a registration statement of the Company on the appropriate form covering Registrable Shares, including the Prospectus contained therein, all amendments (including, but not limited to, post-effective amendments) and supplements to such registration statement, all exhibits to such registration statement and all material incorporated by reference in such registration statement.

         Selling Holder: in connection with any registration of Registrable Shares pursuant to Section 6, the holder of such Registrable Shares.

         7. Standstill. Until the later of (a) such time as neither Metro nor any of its Affiliates (as defined in the Amended and Restated Agreement) owns less than 2% of the capital stock of the Company and RSL Europe and (b) June 10, 2003, neither Metro, Ligapart nor any of their controlled Affiliates will (or will assist or encourage others to), directly or indirectly, without the prior written approval of the Company's Board of Directors (or the prior approval memorialized in the minutes of meetings of the Company's Board of Directors):

         (i) acquire or agree, offer, seek or propose to acquire, ownership, including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Beneficial Ownership"), of:

              (A) any capital stock (or securities exchangeable for, or convertible into, capital stock) of the Company, or any rights or options to acquire such ownership from a third party or otherwise, other than:

                   (x) pursuant to this Agreement, the Amended and Restated
              Agreement or the Share Purchase Agreement dated the date hereof between Metro and certain stockholders of the Company named therein, or

                   (y) an acquisition, after giving effect to which, Metro and its Affiliates do not have Beneficial Ownership of more than 10% of the shares of capital stock then outstanding of the Company; or

              (B) any of the assets or businesses or securities (other than capital stock (or securities exchangeable for, or convertible into, capital stock) of the Company) of the Company, or any subsidiary or division thereof, or any rights or options to acquire such ownership from a third party or otherwise;

         (ii) seek or propose to influence or control the Company's management or policies;

         (iii) make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person or entity with respect to the voting of, any voting securities of the Company;

         (iv) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing;

         (v) disclose any intention, plan or arrangement inconsistent with the foregoing;

         (vi) publicly request the Company, directly or indirectly, to amend or waive any provisions of this Section 4; or

         (vii) take any action which might require the Company to make a public announcement regarding a possible transaction involving the Company.

Metro will cause its controlled Affiliates to comply, and will use its reasonable efforts to influence its related companies that are not controlled Affiliates (including, but not limited to, Metro AG, a public company not under Metro's control) to comply, with the provisions of this Section 7.

         8. Metro Guarantee of Ligapart's Obligations. Metro hereby irrevocably and unconditionally guarantees the full and timely performance by Ligapart of all of its obligations hereunder.

         9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand or commercial courier or sent by telecopy as follows:


         RSL Communications, Ltd.        c/o RSL Communications
                                         N. America, Inc.
                                         767 Fifth Avenue, Suite 4300
                                         New York, New York 10153
                                         fax: (212) 317-0600

         Metro Holding AG                Neuhofstrasse 4
                                         CH-6340 Baar
                                         Switzerland
                                         fax:  011-4-41-41-768-7579

         Ligapart AG                     Neuhofstrasse 4
                                         CH-6340 Baar
                                         Switzerland
                                         fax:  011-4-41-41-768-7579

or at such other address or fax number as a party may specify to the other parties by notice.

         10.  Jurisdiction and Venue.

         10.1 Consent to Jurisdiction. Each of the parties hereto irrevocably
(a) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (c) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

         10.2 The Metro Agent. Each of Metro and Ligapart hereby appoints Epstein Becker & Green, P.C., 250 Park Avenue, New York, New York 10177,
Attention: Lowell S. Lifschultz, Esq., as its authorized agent (the "Metro Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by the Company or RSL Europe, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of Metro and Ligapart represents and warrants that the Metro Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Metro Authorized Agent and written notice of such service to Metro or Ligapart, as the case may be, shall be deemed, in every respect, effective service of process upon Metro or Ligapart, as the case may be.

         10.3 The Company Agent. The Company hereby appoints RSL Communications
N. America, Inc. ("RSL USA"), 767 Fifth Avenue, Suite 4300, New York, New York 10153, as its authorized agent (the "Company Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York, New York court by Metro or Ligapart, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Company Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Company Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         11. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law rules thereof.

         12. Binding Effect; Assignments. This Agreement shall enure to the benefit of and be binding upon the parties, their respective heirs, successors and permitted assigns. This Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties.

         13. Miscellaneous. This Agreement may be amended and the performance thereof may be waived only by an instrument in writing signed by the party sought to be charged. This Agreement may be executed in any number of counterparts all of which shall constitute one and the same instrument. This Agreement, the Amended and Restated Agreement and the Services Agreement (as defined in the Amended and Restated Agreement) constitute the entire agreement among the parties relating to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   RSL COMMUNICATIONS, LTD.

                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   LIGAPART AG

                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:


                                   METRO HOLDING AG

                                   By:
                                       --------------------------------------
                                       Name:
                                       Title: